Subsequent events (Details) - Vend Limited - Major business combination $ / shares in Units, $ in Thousands	Apr. 16, 2021 USD ($) shares $ / shares
Disclosure of non-adjusting events after reporting period [line items]
Fair value of net assets acquired, less cash acquired	$ 368,079
Cash	$ 187,993
Number shares issued as consideration (in shares) | shares	2,692,277
Fair value per share transferred (in USD per share) | $ / shares	$ 66.89